Annual Report

December 31, 2001

T. Rowe Price
Prime Reserve Portfolio


Portfolio Manager's Letter

2001 was a challenging time for investors. Reeling from the terrorist attacks of September 11, the economy drifted toward its first recession in a decade, and the Federal Reserve responded by slashing short-term interest rates to their lowest level in 40 years. Money market yields, which track the federal funds target rate, also fell sharply.

MARKET ENVIRONMENT

      The past year has not been a time of comfort for most investors. An already troubled economy was given a terrible shock by the September 11 terrorist attacks in New York and Washington. Major equity markets also turned in their worst back-to-back annual losses in decades. Money market securities became a popular refuge for investors seeking increased security.

      The Federal Reserve sought to restore confidence and spur new growth by cutting interest rates very aggressively. Since the end of last year, it cut the fed funds 11 times, from 6.5% to 1.75%. As shown in the accompanying chart, other benchmark rates in the money market followed suit.

      Interest Rate Levels

                                   1-Year                        90-Day                Federal Funds
                            Treasury Bill                 Treasury Bill                  Target Rate

      12/31/00                       5.34                          5.84                         6.50
      1/31/01                        4.58                          4.99                         5.50
      2/28/01                        4.46                          4.85                         5.50
      3/31/01                        4.11                          4.28                         5.00
      4/30/01                        3.92                          3.88                         4.50
      5/31/01                        3.56                          3.61                         4.00
      6/30/01                        3.63                          3.65                         3.75
      7/31/01                        3.41                          3.52                         3.75
      8/31/01                        3.32                          3.36                         3.50
      9/30/01                        2.46                          2.37                         3.00
      10/31/01                       2.00                          2.01                         2.50
      11/30/01                       2.00                          1.72                         2.00
      12/31/01                       2.07                          1.72                         1.75

      Rising economic challenges also introduced a higher-than-normal amount of credit risk into the money markets. Ordinarily, money securities are considered to carry only nominal credit risk since, generally, only higher-quality companies can find willing lenders in the money markets. Nonetheless, money investors were concerned that credit risks were rising in a time of poor economic performance and high profile bankruptcies, such as Enron's. Attention to credit quality was crucial during the period.

PERFORMANCE AND STRATEGY REVIEW

      Your fund posted six-month results of 1.50% and a one-year performance of 4.01%. While these returns are modest, we were able to outpace the fund's Lipper peer group average for both periods by controlling fund expenses and focusing on sustaining dividend income.

      Performance Comparison

      Periods Ended 12/31/01                          6 Months         12 Months
      ----------------------------------------------------

      Prime Reserve Portfolio                            1.50%             4.01%

      Lipper Variable Annuity
      Underlying Money Market
      Funds Average                                       1.33              3.73

      Because the yields on securities with longer maturities fell more slowly than on 90-day issues through much of the year, we maintained a policy of targeting the long end of our market. Throughout much of the period, weighted average maturity was approximately 15 to 20 days longer than our benchmark average. This helped the fund hold on to its better-yielding portfolio somewhat longer than many of its peers. Toward the end of the period, however, we softened on this stance because the benefit of the approach dwindled. The portfolio ended the period with a 68-day weighted average maturity, less than 10 days above our benchmark average.

      Our credit standards proved to be extremely valuable during the period, allowing the fund to sidestep rising credit risks. Sector exposures changed minimally, with commercial paper and medium-term notes remaining at the core of the portfolio at 83% of assets. Commercial paper remains attractive because, more often than not in the current environment, it offers the best combination of income and high credit quality.

OUTLOOK

      Although the economy will remain on unstable footing for the coming six months, we have seen signs that the downturn is slowing. The Fed has given indications that it will likely cut rates further in the coming weeks, but that may be all that is necessary. We anticipate that Fed efforts, combined with recent tax cuts, could bring about recovery in mid-2002. This would likely be accompanied by a gradual rise in short-term rates - good news for money fund investors.

      Respectfully submitted,

      Edward A. Wiese
      President and chairman of the
      Investment Advisory Committee

      January 22, 2002

Portfolio Highlights

Key Statistics
                                                                Periods
                                                                  Ended
                                                              12/31/01
------------------------------------------------

Price Per Share                                                  $ 1.00

Dividend Per Share
  6 months                                                        0.015

  12 months                                                       0.039

Dividend Yield (7-Day Compound) *                                 2.03%

Weighted Average Maturity (days)                                     68

Weighted Average Quality **                                  First Tier
------------------------------------------------

*Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Portfolio Highlights

Security Diversification

                                                                    Percent of               Percent of
                                                                    Net Assets               Net Assets
                                                                       6/30/01                 12/31/01
----------------------------------------------------------------------

U.S. Negotiable Bank Notes                                                  2%                       2%

Certificates of Deposit                                                     15                       14

  Domestic Negotiable CDs                                                    3                        3

  U.S. Dollar Denominated Foreign
  Negotiable CDs/Bank Notes                                                 12                       11

Commercial Paper and Medium-Term Notes                                      81                       83

  Asset-Backed                                                              21                       22

  Banking                                                                   18                       18

  Finance and Credit                                                         7                        6

  Insurance                                                                  7                        6

  Electric Utilities                                                         5                        5

  All Other                                                                 23                       22

  U.S. Government and Agencies                                               -                        1

  Foreign Governments and Municipalities                                     1                        3

Other Assets Less Liabilities                                                1                        1

Total                                                                     100%                     100%
----------------------------------------------------------------------

Fixed-Rate Obligations                                                     85%                      89%

Floating-Rate Obligations                                                  15%                      11%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Prime Reserve Portfolio

                              Lipper Variable Annunity
                               Underlying Money Market             Prime Reserve
                                         Funds Average                 Portfolio

12/31/1996                                      10,000                    10,000
12/31/1997                                      10,517                    10,533
12/31/1998                                      11,056                    11,090
12/31/1999                                      11,583                    11,632
12/31/2000                                      12,279                    12,342
12/31/2001                                      12,740                    12,837

As of 12/31/02

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Prime Reserve Portfolio
Periods Ended 12/31/01

                                                                  Since              Inception
1 Year                3 Years             5 Years             Inception                   Date
----------------------------------------------------------------

4.01%                   5.00%               5.12%                 5.12%               12/31/96

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio

                          For a share outstanding throughout each period
                          --------------------------------------------------

                                                 Year                                                       12/31/96
                                                Ended                                                        Through
                                             12/31/01         12/31/00       12/31/99        12/31/98       12/31/97
NET ASSET VALUE
Beginning of period                           $ 1.000          $ 1.000        $ 1.000         $ 1.000        $ 1.000

Investment activities
  Net investment
  income (loss)                                 0.039            0.059          0.048           0.052          0.052

Distributions
  Net investment income                       (0.039)          (0.059)        (0.048)         (0.052)        (0.052)

NET ASSET VALUE
End of period                                 $ 1.000          $ 1.000        $ 1.000         $ 1.000        $ 1.000
                          --------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)                           4.01%            6.10%          4.89%           5.29%          5.33%

Ratio of total expenses to
average net assets                              0.55%            0.55%          0.55%           0.55%         0.55%!

Ratio of net investment
income (loss) to average
net assets                                      3.88%            5.93%          4.79%           5.12%         5.24%!

Net assets, end of period
(in thousands)                               $ 26,002         $ 21,877       $ 19,745        $ 16,119       $ 10,964

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
December 31, 2001
                                                                           Par                    Value
----------------------------------------------------------------------
                                                                                           In thousands
BANK NOTES 1.5%
Fleet National Bank
  VR, 1.957%, 1/22/02                                                    $ 300                    $ 300

PNC Bank, VR, 2.03%, 1/24/02                                               100                      100

Total Bank Notes (Cost $400)                                                                        400

CERTIFICATES OF DEPOSIT 14.3%
ABN AMRO
  2.28%, 11/29/02                                                          250                      250

Allfirst Bank, VR
  2.086%, 2/28/02                                                          250                      250

Bank of Nova Scotia
  2.03%, 2/25/02                                                           500                      500

Bayerische Landesbank
  Girozentrale, 2.51%, 11/26/02                                            200                      200

Comerica Bank, 4.22%, 5/29/02                                              200                      200

Danske Bank, 2.30%, 1/22/02                                                250                      250

Den Danske, 5.22%, 1/9/02                                                  100                      100

Dresdner Bank
  2.31%, 4/5/02                                                            100                      100

  5.25%, 1/16/02                                                           200                      200

Landesbank Baden-Wuerttemburg
  5.01%, 2/5/02                                                            200                      200

Merita Bank, 4.13%, 5/10/02                                                200                      200

National City Bank of Indiana
  5.00%, 2/4/02                                                            250                      250

Toronto Dominion Bank
  2.185%, 11/14/02                                                         200                      200

  4.63%, 3/28/02                                                           200                      200

UBS, 3.855%, 6/21/02                                                       300                      300

Westdeutsche Landesbank
  4.75%, 4/22/02                                                           300                      301

Total Certificates of Deposit (Cost $3,701)                                                       3,701

COMMERCIAL PAPER 56.6%
ABN AMRO North America Finance
  1.80%, 3/20/02                                                           200                      199

Anz Delaware, 1.85%, 1/14/02                                               100                      100

Asset Portfolio Funding, 4(2)
  1.95%, 2/4/02                                                            300                      299

Bavaria TRR, 4(2), 1.84%, 1/8/02                                           500                      500

CC USA, 3.52%, 2/28/02                                                     250                      248

Coca Cola, 4(2), 2.10%, 1/18/02                                            400                      400

                                                                           Par                    Value
----------------------------------------------------------------------
                                                                                           In thousands

Commerzbank, 1.82%, 3/13/02                                              $ 500                    $ 498

Corporate Asset Funding, 4(2)
  1.76%, 1/29/02                                                           700                      699

Delaware Funding, 4(2)
  1.92%, 1/15/02                                                           500                      500

Export Development
  2.10%, 2/6/02                                                            500                      499

Falcon Asset Securitization
  4(2), 3.65%, 1/10/02                                                     800                      799

Federal Home Loan Bank
  1.72%, 1/2/02                                                            384                      384

Fortis Funding, 4(2)
  3.54%, 1/14/02                                                           500                      499

Home Depot, 4(2), 2.07%, 5/6/02                                            250                      248

K2 LLC, 2.00%, 6/5/02                                                      250                      248

Market Street Funding, 4(2)
  2.125%, 1/9/02                                                           500                      500

Massmutual Funding, 4(2)
  1.78%, 2/14/02                                                           300                      299

May Department Stores
  1.78%, 1/18/02                                                           350                      350

MBNA Credit Card Master Trust
  4(2), (144A)
  1.84%, 1/11/02                                                           500                      500

  1.86%, 3/1/02                                                            500                      498

National Rural Utilities
  1.92%, 1/24/02                                                           173                      173

New York Life Capital, 4(2)
  1.90%, 2/7/02                                                            250                      249

  2.08%, 1/14/02                                                           250                      250

  2.25%, 1/28/02                                                           500                      499

New York State Power Authority
  1.78%, 1/16/02                                                           500                      500

Nordea North America
  1.82%, 2/25/02                                                           100                      100

Park Avenue Receivables, 4(2)
  1.77%, 1/17/02                                                           750                      749

Preferred Receivables Funding
  4(2), 2.08%, 1/7/02                                                      500                      500

Rio Tinto
  1.80%, 2/27/02                                                           261                      260

  2.25%, 1/22/02                                                           300                      300

Sony Capital, 4(2), 2.12%, 1/29/02                                         250                      250

Three Rivers Funding, 4(2)
  2.15%, 1/7/02                                                            580                      580

T. Rowe Price Prime Reserve Portfolio
December 31, 2001
                                                                           Par                    Value
----------------------------------------------------------------------
                                                                                           In thousands
Toyota Motor Credit, 4(2)
  1.76%, 1/14/02                                                         $ 300                    $ 300

Ubs Finance, 1.78%, 3/28/02                                                200                      199

Verizon Global Funding, VR, 4(2)
  1.93%, 3/15/02                                                           300                      300

Wal-Mart Funding, 1.80%, 2/4/02                                            500                      499

Wisconsin Energy, 4(2)
  2.15%, 1/11/02                                                           250                      250

Yale Univ., 1.91%, 1/22/02                                                 500                      499

Total Commercial Paper (Cost $14,724)                                                            14,724

MEDIUM-TERM NOTES 26.1%
American Express Credit
  6.50%, 8/12/02                                                           200                      203

Bankamerica
  7.50%, 10/15/02                                                          200                      208

  7.875%, 12/1/02                                                          100                      105

Bayerische Landesbank Girozentrale
  7.10%, 7/5/02                                                            400                      406

BMW U.S. Capital, VR
  2.031%, 2/15/02                                                          500                      500

Caterpillar Financial
  FR, 2.53%, 2/1/02                                                        250                      251

  VR, 2.066%, 1/15/02                                                      350                      350

Coca Cola, 6.625%, 10/1/02                                                 100                      103

Commercial Credit
  6.875%, 5/1/02                                                           361                      364

Credit Suisse First Boston, VR
  2.02%, 3/11/02                                                           100                      100

General Electric Capital
  5.28%, 1/8/02                                                             65                       65

  6.50%, 9/27/02                                                           300                      309

  6.70%, 10/1/02                                                           250                      256

Goldman Sachs, VR
  1.896%, 1/15/02                                                          250                      250

Hydro Quebec, 6.37%, 1/15/02                                               200                      200

International Lease Finance
  5.40%, 1/22/02                                                           320                      320

Jackson National Life, VR
  1.941%, 1/22/02                                                          100                      100

KFW International Finance
  6.375%, 11/21/02                                                         110                      114

                                                                           Par                    Value
----------------------------------------------------------------------
                                                                                           In thousands
Merrill Lynch
  4.35%, 6/3/02                                                          $ 150                    $ 150

  VR
  2.166%, 2/13/02                                                          400                      401

  2.605%, 2/1/02                                                           100                      100

3M, (144A), 5.652%, 12/12/02                                               100                      103

Morgan Stanley, VR
  2.05%, 1/28/02                                                           100                      100

National Rural Utilities
  6.50%, 9/15/02                                                           320                      328

Norwest
  6.80%, 5/15/02                                                           350                      352

  7.75%, 3/1/02                                                            200                      201

Paccar Financial, VR
  2.43%, 1/28/02                                                           150                      150

Prudential Funding, VR, (144A)
  2.12%, 2/15/02                                                           150                      150

Quebec Province, 7.50%, 7/15/02                                            100                      102

Suntrust Banks, 7.375%, 7/1/02                                             150                      153

United States Bancorp, VR
  2.056%, 1/16/02                                                          300                      300

Total Medium-Term Notes (Cost $6,794)                                                             6,794

ASSET-BACKED SECURITIES 0.8%
Holmes Financing, VR
  1.906%, 1/15/02                                                          200                      200

Lincs Series 2001-1, VR, (144A)
  2.37%, 1/22/02                                                             4                        4

Total Asset-Backed Securities (Cost $204)                                                           204

T. Rowe Price Prime Reserve Portfolio
December 31, 2001
                                                                           Par                    Value
----------------------------------------------------------------------
                                                                                           In thousands
Total Investments in Securities
99.3% of Net Assets (Cost $25,823)                                                             $ 25,823

Other Assets Less Liabilities                                                                       179

NET ASSETS                                                                                      $26,002
                                                                                                -------
Net Assets Consist of:
Undistributed net realized gain (loss)                                                              $ 5

Paid-in-capital applicable to 25,996,351
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000
  shares of the Corporation authorized                                                           25,997

NET ASSETS                                                                                     $ 26,002
                                                                                               --------

NET ASSET VALUE PER SHARE                                                                        $ 1.00
                                                                                                 ------

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 4.8% of net assets

4(2)Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors"

FR Floating Rate

VR Variable Rate

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/01

Investment Income (Loss)
Interest Income                                                          $ 1,094

Expenses
  Investment management and administrative                                   135

Net investment income (loss)                                                 959

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                     $ 959
                                                                          ------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
In thousands
                                                                          Year
                                                                         Ended
                                                                      12/31/01                 12/31/00

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                           $ 959                  $ 1,340

Distributions to shareholders
  Net investment income                                                  (959)                  (1,340)

Capital share transactions *
  Shares sold                                                           19,996                   26,941

  Distributions reinvested                                                 956                    1,338

  Shares redeemed                                                     (16,827)                 (26,147)

  Increase (decrease) in net assets
  from capital share transactions                                        4,125                    2,132

Net Assets
Increase (decrease) during period                                        4,125                    2,132

Beginning of period                                                     21,877                   19,745

End of period                                                         $ 26,002                 $ 21,877
                                                                      --------                 --------
*Share information
  Shares sold                                                           19,996                   26,941
  Distributions reinvested                                                 956                    1,338
  Shares redeemed                                                     (16,827)                 (26,147)

  Increase (decrease) in shares
  outstanding                                                            4,125                    2,132

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation - Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Premiums and Discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

      Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements. Distributions during the year ended December 31, 2001 totaled $959,000 and were characterized as ordinary income. The tax-basis components of net assets at December 31, 2001 were as follows:

Undistributed ordinary income                                   $ 5,000

Distributable earnings                                            5,000
Paid-in capital                                              25,997,000

Net assets                                                 $ 26,002,000
                                                           ------------


      At December 31, 2001, the cost of investments for federal income tax purposes was $25,823,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

Report of Independent Accountants

     To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of T. Rowe Price Prime Reserve Portfolio

      In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      January 18, 2002

T. Rowe Price Prime Reserve Portfolio

ANNUAL MEETING RESULTS

The T. Rowe Price Prime Reserve Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

      M. David Testa                                             F. Pierce Linaweaver
      Affirmative:                     37,807,448.444            Affirmative:                     37,822,831.412
      Withhold:                         1,037,501.946            Withhold:                         1,022,118.978
      Total:                           38,844,950.390            Total:                           38,844,950.390

      William T. Reynolds                                        Hanne M. Merriman
      Affirmative:                     37,824,698.975            Affirmative:                     37,825,350.911
      Withhold:                         1,020,251.415            Withhold:                         1,019,599.479
      Total:                           38,844,950.390            Total:                           38,844,950.390

      Calvin W. Burnett                                          John G. Schreiber
      Affirmative:                     37,822,831.412            Affirmative:                     37,825,350.911
      Withhold:                         1,022,118.978            Withhold:                         1,019,599.479
      Total:                           38,844,950.390            Total:                           38,844,950.390

      Anthony W. Deering                                         Hubert D. Vos
      Affirmative:                     37,806,222.416            Affirmative:                     37,804,928.945
      Withhold:                         1,038,727.974            Withhold:                         1,040,021.445
      Total:                           38,844,950.390            Total:                           38,844,950.390

      Donald W. Dick, Jr.                                        Paul M. Wythes
      Affirmative:                     37,825,350.911            Affirmative:                     37,822,831.412
      Withhold:                         1,019,599.479            Withhold:                         1,022,118.978
      Total:                           38,844,950.390            Total:                           38,844,950.390

      David K. Fagin                                             James S. Riepe
      Affirmative:                     37,822,831.412            Affirmative:                     37,821,908.735
      Withhold:                         1,022,118.978            Withhold:                         1,023,041.655
      Total:                           38,844,950.390            Total:                           38,844,950.390

T. Rowe Price Prime Reserve Portfolio
Independent Directors

                                                                                          Number of
                                                                                          Portfolios in
                                          Term of Office*                                 Fund Complex
Name, Address, and     Position(s)Held    and Length of       Principal Occupation(s)     Overseen by        Other Directorships of
Date of Birth          With Fund          Time Served         During Past 5 Years         Director           Public Companies Held

Calvin W. Burnett,     Director         Elected 1994            President, Coppin State         97              Provident Bank of
Ph.D.                                                           College                                         Maryland
100 East Pratt Street
3/16/32

Anthony W. Deering     Director         Elected 2001            Director, Chairman of           97              The Rouse Company
100 East Pratt Street                                           the Board, President, and
1/28/45                                                         Chief Executive Officer,
                                                                The Rouse Company, real
                                                                estate developers

Donald W. Dick, Jr.    Director         Elected 2001            Principal, EuroCapital         97               Not Applicable
100 East Pratt Street                                           Advisors, LLC, an
1/27/43                                                         acquisition and
                                                                management advisory firm

David K. Fagin         Director         Elected 2001            Director, Dayton Mining         97              Dayton Mining
100 East Pratt Street                                           Corporation (6/98 to                            Corporation, Golden
4/9/38                                                          present), Golden Star                           Star and Resources
                                                                Resources Ltd., and Canyon                      Ltd., and Canyon
                                                                Resources, Corp. (5/00 to                       Resources, Corp.
                                                                present); Chairman and
                                                                President, Nye Corporation

F. Pierce Linaweaver   Director         Elected 1994            President, F. Pierce            97              Not Applicable
100 East Pratt Street                                           Linaweaver & Associates,
8/22/34                                                         Inc., consulting
                                                                environmental & civil
                                                                engineers

Hanne M. Merriman      Director         Elected 2001            Retail Business                 97            Ann Taylor Stores
100 East Pratt Street                                           Consultant                                    Corporation, Ameren
11/16/41                                                                                                      Corp., Finlay
                                                                                                              Enterprises, Inc., The
                                                                                                              Rouse Company, and US
                                                                                                              Airways Group, Inc.

John G. Schreiber      Director         Elected 1994            Owner/President, Centaur        97            AMLI Residential
100 East Pratt Street                                           Capital Partners, Inc., a                     Properties Trust, Host
10/21/46                                                        real estate investment                        Marriott Corporation,
                                                                company; Senior Advisor                       and The Rouse Company,
                                                                and Partner, Blackstone                       real estate developers
                                                                Real Estate Advisors, L.P.

Hubert D. Vos          Director         Elected 2001            Owner/President, Stonington     97              Not Applicable
100 East Pratt Street                                           Capital Corporation, a
8/2/33                                                          private investment company

Paul M. Wythes         Director         Elected 2001            Founding Partner of Sutter      97              Teltone Corporation
100 East Pratt Street                                           Hill Ventures, a venture
6/23/33                                                         capital limited partnership,
                                                                providing equity capital
                                                                to young high technology
                                                                companies throughout the
                                                                United States

T. Rowe Price Prime Reserve Portfolio
Inside Directors

                                                                                          Number of
                                                                                          Portfolios in
                                          Term of Office*                                 Fund Complex
Name, Address, and     Position(s) Held   and Length of      Principal Occupation(s)      Overseen by         Other Directorships of
Date of Birth          With Fund          Time Served        During Past 5 Years          Director            Public Companies Held

William T. Reynolds    Director         Elected 1997            Director and Managing           36              Not Applicable
100 East Pratt Street                                           Director, T. Rowe Price
5/26/48                                                         and T. Rowe Price Group,
                                                                Inc.

James S. Riepe         Director         Elected 1994            Vice Chairman of the            82              Not Applicable
100 East Pratt Street                                           Board, Director and
6/25/43                                                         Managing Director, T.
                                                                Rowe Price Group, Inc.;
                                                                Director and Managing
                                                                Director, T. Rowe Price;
                                                                Chairman of the Board
                                                                and Director, T. Rowe
                                                                Price Investment Services,
                                                                Inc., T. Rowe Price
                                                                Retirement Plan Services,
                                                                Inc., and T. Rowe Price
                                                                Services, Inc.; Chairman
                                                                of the Board, Director,
                                                                President and Trust Officer,
                                                                T. Rowe Price Trust Company;
                                                                Director, T. Rowe Price
                                                                International, Inc.

M. David Testa         Director         Elected 1997            Vice Chairman of the            97              Not Applicable
100 East Pratt Street                                           Board, Chief Investment
4/22/44                                                         Officer, Director, and
                                                                Managing Director, T.
                                                                Rowe Price Group, Inc.;
                                                                Chief Investment Officer,
                                                                Director, and Managing
                                                                Director, T. Rowe Price;
                                                                Vice President and
                                                                Director, T. Rowe Price
                                                                Trust Company; Director,
                                                                T. Rowe Price
                                                                International, Inc.

* Each director serves until election of a successor.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.RowePrice
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor.
TRP658 (2/02)
K15-069  12/31/01